SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  May 26, 1999



                      PEOPLES-SIDNEY FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



   Delaware                         0-22223                         31-1499862
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State or other                (Commission File No.)             (IRS Employer
jurisdiction                                                Identification  No.)


          101 E. Court Street, Sidney, Ohio                     45365
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(Address of principal executive offices                       (Zip Code)



     Registrant's telephone number, including area code:   (937) 492-6129
                                                           --------------


                                      N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events


On May 26, 1999,  the  Registrant  issued the press release  attached  hereto as
Exhibit 99 announcing its intention to commence the repurchase of up to 5% of its outstanding shares.

Item 7. Financial Statements and Exhibits

(c)      Exhibits
99       Press release dated May 26, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEOPLES-SIDNEY FINANCIAL CORPORATION

Date: May 26, 1999                          By  /s/ Douglas Stewart
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                                            Douglas Stewart, President and Chief
                                            Executive Officer